Exhibit 24

SPECIFIC POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, James Q. Crowe, do make, constitute and appoint Patrick Hogan, RCN Corporation’s Chief Financial Officer, as my true and lawful attorney for me and in my name:

1.	I authorize said attorney in fact to specifically execute in my name and on my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 2003, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2.	All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3.	I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 17th day of March, 2004.

/s/ James Q. Crowe (SEAL)

James Q. Crowe

SPECIFIC POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Walter Scott, Jr., do make, constitute and appoint Patrick Hogan, RCN Corporation’s Chief Financial Officer, as my true and lawful attorney for me and in my name:

1.	I authorize said attorney in fact to specifically execute in my name and on my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 2003, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2.	All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3.	I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 18th day of March, 2004.

/s/ Walter Scott, Jr. (SEAL)

Walter Scott, Jr.

SPECIFIC POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Richard R. Jaros, do make, constitute and appoint Patrick Hogan, RCN Corporation’s Chief Financial Officer, as my true and lawful attorney for me and in my name:

1.	I authorize said attorney in fact to specifically execute in my name and on my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 2003, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2.	All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3.	I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 16th day of March, 2004.

/s/ Richard R. Jaros (SEAL)

Richard R. Jaros

SPECIFIC POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Thomas P. O’Neill, III do make, constitute and appoint Patrick Hogan, RCN Corporation’s Chief Financial Officer, as my true and lawful attorney for me and in my name:

1.	I authorize said attorney in fact to specifically execute in my name and on my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 2003, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2.	All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3.	I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 19th day of March, 2004.

/s/ Thomas P. O’Neill, III (SEAL)

Thomas P. O’Neill, III

SPECIFIC POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Eugene Roth, do make, constitute and appoint Patrick Hogan, RCN Corporation’s Chief Financial Officer, as my true and lawful attorney for me and in my name:

1.	I authorize said attorney in fact to specifically execute in my name and on my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 2003, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2.	All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3.	I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 22 day of March, 2004.

/s/ Eugene Roth	(SEAL)

Eugene Roth

SPECIFIC POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Michael B. Yanney, do make, constitute and appoint Patrick Hogan, RCN Corporation’s Chief Financial Officer, as my true and lawful attorney for me and in my name:

1.	I authorize said attorney in fact to specifically execute in my name and on my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 2003, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2.	All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3.	I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 22nd day of March, 2004.

/s/ Michael B. Yanney (SEAL)

Michael B. Yanney

SPECIFIC POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Alfred Fasola, do make, constitute and appoint Patrick Hogan, RCN Corporation’s Chief Financial Officer, as my true and lawful attorney for me and in my name:

1.	I authorize said attorney in fact to specifically execute in my name and on my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 2003, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2.	All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3.	I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 29th day of March, 2004.

/s/ Alfred Fasola (SEAL)

Alfred Fasola

SPECIFIC POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, David C. McCourt, do make, constitute and appoint Patrick Hogan, RCN Corporation’s Chief Financial Officer, as my true and lawful attorney for me and in my name:

1.	I authorize said attorney in fact to specifically execute in my name and on my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 2003, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2.	All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3.	I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 30th day of March, 2004.

/s/ David C. McCourt (SEAL)

David C. McCourt

Exhibit 24

SPECIFIC POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Peter S. Brodsky, do make, constitute and appoint Patrick Hogan, RCN Corporation’s Chief Financial Officer, as my true and lawful attorney for me and in my name:

1.	I authorize said attorney in fact to specifically execute in my name and on my behalf the RCN Corporation Form 10-K for the fiscal year ended December 31, 2003, and to file said form to the Securities and Exchange Commission, 450 5th Street, N.W., Washington, D.C. 20549, and relative instruments in writing which I deem requisite or proper to effectuate specifically the execution and delivery of the above-mentioned form with the same validity as I could, if personally present, and I hereby ratify and affirm that my said attorney as I may deem to act for me, shall do, by virtue of these presents, herein set forth by me.

2.	All rights, powers and authority of said attorney in fact to exercise any and all of the specific rights and powers herein granted shall commence and be in full force and effect as of the date hereof, and such specific rights, powers and authority shall remain in full force and effect thereafter until termination in writing by me.

3.	I give to said attorney in fact full power and authority to appoint a substitute to perform all such of the acts that said attorney in fact is by this instrument authorized to perform, with the right to revoke such appointment of substitute at pleasure.

IN WITNESS WHEREOF, I hereunto set my hand and seal this 30th day of March, 2004.

/s/ Peter S. Brodsky (SEAL)

Peter S. Brodsky